Exhibit 99.1

PRESS RELEASE	Nephros, Inc. 41 Grand Ave River Edge, NJ 07661 T: 201. 343. 5202 F: 201. 343. 5207 www.nephros.com

Nephros Completes Bridge Financing

RIVER EDGE, NJ, September 3, 2014 /PR Newswire-FirstCall/ -- Nephros, Inc. (OTCQB:NEPH), a commercial stage medical device company that develops and sells high performance liquid purification ultrafilters and an on-line mid-dilution hemodiafiltration system for the treatment of chronic renal failure patients, today announced that the company has entered into a bridge loan and security agreement with Lambda Investors LLC, an affiliate of Wexford Capital LP and the company’s largest shareholder.

On August 29, 2014, the company issued a six-month 12% senior secured note to Lambda Investors in the principal amount of $1,750,000.

Under the terms of the note, the company has undertaken to conduct a $3 million rights offering of common stock at an anticipated offering price of $0.60 per share. All of the company’s stockholders and warrantholders will be eligible to participate in the offering on a pro rata basis based upon their proportionate ownership of the company’s common stock on an as converted basis. The note requires the company to repay the bridge loan with the proceeds from the rights offering or any other financing transaction.

In connection with the proposed rights offering, Nephros will file a registration statement on Form S-1, as may be amended, with the Securities and Exchange Commission (the “SEC”). The securities to be offered in the rights offering may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. The rights offering will include an over-subscription privilege which permits each rights holder that exercises its rights in full to purchase additional shares of common stock that remain unsubscribed at the expiration of the rights offering. This over-subscription privilege is subject to the availability and allocation of shares among holders exercising their respective over-subscription privileges. To the extent that after the closing of the rights offering there still remain unsubscribed shares, Lambda Investors LLC has agreed to purchase any or all such remaining unsubscribed shares.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state.

About Nephros, Inc.

Nephros is a commercial stage medical device company that develops and sells high performance liquid purification filters. Our filters, which we call ultrafilters, are primarily used in dialysis centers for the removal of biological contaminants from water, bicarbonate concentrate and/or blood.

We were founded in 1997 by healthcare professionals affiliated with Columbia University Medical Center/New York-Presbyterian Hospital to develop and commercialize an alternative method to hemodialysis (HD). We have extended our filtration technologies to meet the demand for liquid purification in other areas, in particular water purification.

Presently, we offer ultrafilters for sale to customers in four markets:

•	Dialysis Centers - Water/Bicarbonate: Filtration of water or bicarbonate concentrate used in hemodialysis devices

•	Dialysis Centers - Blood: Clearance of toxins from blood using an alternative method to HD in patients with chronic renal failure

•	Military and Outdoor Recreation: Highly compact, individual water purification devices used by soldiers and backpackers to produce drinking water in the field

•	Commercial Facilities including Hospitals: Filtration of water for drinking and washing

For more information about Nephros, please visit the company’s website at www.nephros.com.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements”. Such statements include statements regarding the efficacy and intended use of our technologies under development, the timelines for bringing such products to market and the availability of funding sources for continued development of such products and other statements that are not historical facts, including statements which may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond our control. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors that may cause such differences include, but are not limited to, the risks that:

  we may not be able to find a strategic partner to successfully market our HDF system;
  our HDF system may not be accepted by patients or health care providers in the U.S. marketplace;
  we may not be able to continue as a going concern;
  a default under the terms of the secured note with Lambda Investors LLC would result in the lender foreclosing upon substantially all of our assets and could result in our inability to continue business operations;
  we may not be able to complete the contemplated rights offering which could result in our inability to continue business operations;

  even if we are able to complete the rights offering, we may not have sufficient capital to successfully implement our business plan;
  restrictions in the secured note and related security agreement, which require the prior consent of the lender, may restrict our ability to operate our business, sell the company or sell our assets;
  the voluntary recalls of point of use and DSU in-line ultrafilters used in hospital water treatment applications announced on October 30, 2013 and the related circumstances could subject us to claims or proceedings by consumers, the FDA or other regulatory authorities which may adversely impact our sales and revenues;
  we face significant challenges in obtaining market acceptance of our products, which could adversely affect our potential sales and revenues;
  there are product-related deaths or serious injuries or product malfunctions, which could trigger recalls, class action lawsuits and other events that could cause us to incur expenses and may also limit our ability to generate revenues from such products;
  we face potential liability associated with the production, marketing and sale of our products, and/or the expense of defending against claims of product liability, could materially deplete our assets and generate negative publicity which could impair our reputation;
  to the extent our products or marketing materials are found to violate any provisions of the FDC Act or any other statutes or regulations then we could be subject to enforcement actions by the FDA or other governmental agencies;
  we may not be able to obtain funding if and when needed or on terms favorable to us in order to continue operations;
  we may not have sufficient capital to successfully implement our business plan;
  we may not be able to effectively market our products;
  we may not be able to sell our water filtration products or chronic renal failure therapy products at competitive prices or profitably;
  we may encounter problems with our suppliers, manufacturers and distributors;
  we may encounter unanticipated internal control deficiencies or weaknesses or ineffective disclosure controls and procedures;
  we may not obtain appropriate or necessary regulatory approvals to achieve our business plan;
  products that appeared promising to us in research or clinical trials may not demonstrate anticipated efficacy, safety or cost savings in subsequent pre-clinical or clinical trials;
  we may not be able to secure or enforce adequate legal protection, including patent protection, for our products; and
  we may not be able to achieve sales growth in key geographic markets.

More detailed information about us and the risk factors that may affect the realization of forward-looking statements, including the forward-looking statements contained in this press release, is set forth in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and our other periodic reports filed with the SEC. We urge investors and security holders to read those documents free of charge at the SEC’s website at www.sec.gov. We do not undertake to publicly update or revise our forward-looking statements as a result of new information, future events or otherwise, except as required by law.